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Exhibit 10.47

Meditec Corporation
3-12 KUDAN-MINAMI 2-CHOME
CHIYODA-KU, TOKYO 102-0074, JAPAN

May 20, 2003

Mr. Chris A. Raanes,
Chief Operating Officer
Accuray Incorporated
570 Del Rey Avenue
Sunnyvale, CA 94085 USA

Dear Mr. Raanes,

        This Letter sets forth the terms and conditions upon which Accuray Incorporated ("Accuray") and we, Meditec Corporation, ("Meditec") enter into a contract for the CyberKnife Upgrade Program for 22 CyberKnife products, J1-J22, which have been sold by Accuray to Meditec under the Distribution Agreement dated June 25, 1993, as assigned and amended (the "Distribution Agreement").

        1.    J23

        Accuray agrees to shipment of J23 to the US address as Meditec indicated in its e-mail of April 30, 2003. The price for J23, being the first in the quarter, and having two workstations, is $[*] less $50,000.00 deposit to be paid by the end of May 2003.

        2.    Release of Monetary Obligations

        Upon entering into this contract for the CyberKnife Upgrade Program and under the conditions that both parties perform their respective obligations hereunder, and with the understanding that Meditec and Accuray will cooperate for a settlement of the current problem, Meditec and Accuray confirm the non-existence of further mutual monetary obligation except for the upgrade program and the followings:

        Meditec:

          a.     Payment for J23 amounting US$[*] less US$50,000.00

          b.     Payment for J2 Refurbish amounting US$[*]

          c.     Payment for ASSY MTG PHANTOM amounting US$[*]

[*] Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

        Accuray:

          a.     Copyright, Trademark and Patent Indemnification under Article 10.1 of the Distribution Agreement.

        Thus, without limiting the generality of the foregoing, Accuray hereby releases and forever discharges Meditec and any of its affiliates from: (i) any claim for payment of price for J24 and J25 (unless such units will be re-ordered by Meditec at a later date); and (ii) any claim for damages for actual or alleged lost profits or non-fulfillment of purchase requirements, if any, which Accuray now has, has ever had or may hereafter have against Meditec or any of its affiliates under the Distribution Agreement or otherwise. For the avoidance of doubt, all non-monetary obligations and duties of the parties prescribed in the Distribution Agreement will remain unchanged and have full force and effect.

        3.    Rights and Obligations after Termination of Distributorship

        (1)   If Accuray decides to change its distribution channel, or if Meditec declines or is unable to act as importer and distributor, then,upon Meditec's request, Accuray or its designated party will first utilize Meditec inventory to satisfy future demand in Japan as long as Meditec inventory remains.

          a.     Proceeds to Meditec per each CyberKnife sale to customer will not be less than $[*];

          b.     Such proceeds will be paid when the CyberKnife is installed at customer site.

        (2)   Accuray and a new distributor will honor the existing sales contracts (to the extent allowed by law) with the sales price, less a mutually agreed transaction fee, being paid to Meditec.

        (3)   Accuray will cooperate with and give adequate assistance to Meditec for a smooth transition to a new distribution structure.

        4.    Upgrade Order

        Meditec hereby places an order for the CyberKnife Upgrade Program for 22 CyberKnife products, J1-J22, upon terms and conditions set forth herein and relying especially upon the conditions set forth in Sections 2 and 3 above. Accuray accepts such order and agrees to complete the upgrade work and deliver such upgraded CyberKnife products (the "Upgraded Products") all in accordance with the terms and conditions set forth herein.

        5.    Specifications

        The specifications of J23 and all the Upgraded Products to be delivered to Meditec hereunder shall be strictly in conformity with those specifications as prescribed in application(s) to be

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

submitted by Accuray (the "Submitted Specifications") for the Head & Neck new shonin, or approval, (the "Head & Neck New Shonin") of the Ministry of Health, Labor and Welfare of Japan (the "MHLW") for import, sale and use of the Upgraded Products.

        6.    Accuray's Covenants Regarding New Shonin

        Accuray covenants to Meditec that it: (i) makes its best efforts to submit an application for the Head & Neck New Shonin at the earliest possible date (the target date being May 23, 2003); (ii) makes its best efforts to obtain the Head & Neck New Shonin from the MHLW in a timely manner (the target date being not later than the end of March, 2004); and (iii) maintains the Head & Neck New Shonin. It is understood that the Submitted Specifications will be based on the world-wide CE version specification, which may or may not be revised or altered during the course of negotiation with the MHLW officials.

        7.    Delivery

        Accuray agrees to delivery of the first Upgraded Products in June 2003. Thereafter, Accuray and Meditec agree to delivery of the Upgraded Products at a rate of 1.5 unit per month through the rest of year 2003 (10 units total). The delivery dates for the remaining 12 units of the Upgraded Products will be negotiated at a later date (Accuray's proposal being that the rate of delivery goes to 1 unit per month starting in January of 2004). Notwithstanding anything contained herein to the contrary, Meditec will not be obliged to take delivery of or pay for any of the Upgraded Products prior to the acceptance of the application for the Head & Neck New Shonin (to avoid confusion, this does not mean approval of the Head & Neck New Shonin) by Tokyo Metropolitan Government, or other appropriate office of MHLW as evidenced by a receipt with the date stamped on it.

        8.    Acceptance

        Accuray will perform an acceptance test of each Upgraded Product prior to the delivery thereof, and provide Meditec with written documentation certifying the successful completion of such a test and the conformance of the Upgraded Product to the Submitted Specifications.

        9.    Price

        (1)   The base price for the CyberKnife Upgrade Program for 22 CyberKnife products, J1-J22, is $[*].

        (2)   Accuray agrees to give Meditec the following discounts and concessions totaling $[*]:

          a.     a discount of $[*] for J12/J13 consideration;

          b.     an additional discount of $[*] as discussed;

          c.     a discount of $[*] given for a total of 15 high iso-center units; and

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          d.     a concession of $[*] for leakage problems.

(3)
As a consequence, the total price for the CyberKnife Upgrade Program is $[*].

        10.    Deposit

        Meditec agrees to pay an initial deposit of $[*] to help cover the operating capital required for this program. $[*] already deposited for the canceled J24/J25 will be credited. The remaining $[*] will be paid within 30 days after the date of this Letter. It is agreed that deposit amount shall be credited against the price for the Upgraded Products so that at no time will the deposit be greater than the current unpaid balance of the total CyberKnife Upgrade Program.

        11.    Payment

        Subject to Section 10 above, Meditec will pay for each Upgrade Product within 30 days after the shipment according to the invoiced price per Upgraded Product as stated in the attached sheet rather than an average price.

        12.    Shipping Terms

        The details of shipping terms for the Upgraded Products will be negotiated at a later date, depending on the sequence, location of work and shipping address. The current terms of this Letter reflect shipping to a to-be-negotiated location.

        13.    Packaging

        Meditec and Accuray agree to negotiate packaging specifications at a later date, with Accuray guaranteeing the packaging for a minimum of 5 months from shipment to opening the crates. The current price reflects packaging for five months and shipment to Japan. Any negotiated changes will result in an adjustment to the price.

        14.    Removal, Installation and Training

        (1)   Removal and installation are not included herein.

        (2)   Notwithstanding the above, Accuray agrees to provide ATC with any necessary training to deal with the difference in the CE version of the CyberKnife from any previous versions at no cost to Meditec.

        15.    Warranty

        (1)   Accuray warrants that J23 and all the Upgraded Products are strictly in conformance with the Submitted Specifications for the Head & Neck New Shonin.

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

        (2)   Accuray also warrants that J23 and all the Upgraded Products will be free from any defect in material and workmanship.

        (3)   In the event of any breach of warranty set forth in (1) or (2) above, Meditec shall be entitled to the remedies stated in Article 9.1 of the Distribution Agreement.

        (4)   The warranty period shall be one year after the installation at customer's site, or 24 months after shipment, whichever comes earlier, assuming that the Head & Neck New Shonin shall be approved on or before March 2004. If the Head & Neck New Shonin approval shall be delayed, the warranty period after shipment shall be correspondingly extended.

        16.    Other Terms and Conditions

        The terms and conditions provided in the Distribution Agreement shall, to the extent that they are consistent with the terms and conditions herein, be incorporated into and apply to the CyberKnife Upgrade Program under this Letter, mutatis mutandis. In the event of inconsistency between terms and conditions of this Letter and those provided in the Distribution Agreement, the terms and conditions of this Letter shall prevail.

        17.    Entire Agreement

        This Letter and the terms and conditions of the Distribution Agreement as incorporated herein pursuant to Section 16 above shall constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supercede all prior and contemporaneous oral or written agreements, undertakings and communications.

        Please sign below indicating your acceptance of the terms and conditions.

Very truly yours,
/s/ TETSUYA TANABE Tetsuya Tanabe Meditec Corporation
Accepted and Agreed by:
/s/ CHRIS A. RAANES Chris A. Raanes Chief Operating Officer Accuray Incorporated

Attachment: MEDITEC SYSTEMS UPGRADE CONFIGURATION COSTS

MEDITEC SYSTEMS UPGRADE CONFIGURATION COSTS

MEDITEC SYSTEMS
TOTAL SYSTEMS	22
FANUCS J1, J3-J15	[*]
OLD LINAC W/OIL GUN J1-J9	[*]
NEW LINACS W/ OIL GUN J10-21	[*]
NEW LINACS W/POTTED GUN J22	[*]
NON-CE ESCC J1-J21	[*]
CE ESCC J22	[*]
NON-CE TLSCC J1-J22	[*]
ORIGINAL PDU (D-Box) J2-J5	[*]
NON-CE PDU J2, J4-J22	[*]
41CM CAMERA STANDS J8, J12-J17	[*]
ACCURAY SYSTEM NUMBERS			C006	C007	C008	C009	C010	C013	C012	C011	C014
CE PARTS NEEDED/MEDITEC SYSTEM	TOTAL UNITS	PART NUMBERS	J1	J2	J3	J4	J5	J6	J7	J8	J9
KUKA ROBOT SUBSYSTEM	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PDU CE VERSION	[*]	18707	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE VERSION OPERATOR PANEL	[*]	19183	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SYSTEM RACK	[*]	19063	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE VERSION TLSCC	[*]	18263	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE VERSION ESCC	[*]	18403	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SYSTEM CABLE KIT	[*]	19439	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 METER CAMERA STANDS (-X2 detectors)	[*]	18900	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
XRS KIT CE VERSION	[*]	19030	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OPERATOR EPO BOX CE VERSION	[*]	19185	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LINAC HEAD CE VERSION	[*]	7056	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GUN BOX CE VERSION	[*]	5910	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MAG HTR CE VERSION	[*]	3912	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DOSE BOX CE VERSION	[*]	3781	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
REMOTE EPO BOX CE VERSION	[*]	19184	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CHILLER CE VERSION	[*]	19181	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
J-BOX CE VERSION	[*]	7113	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MCC VERSION	[*]	4215	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
KIT, PHANTOM ANTHRO HEAD 6D	[*]	13880	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SGI S/W	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TLS S/W	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TOOLS AND ACCESS (PHANTOM & SEC COLL)	[*]	13495	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
KIT SHIPPING	[*]	15151	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
KIT CBL/HOSES LINAC CE VERSION	[*]	19187	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
COMPLETE 3 M CAMERA STANDS W CAM	[*]	15900	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
STEPUP TRANSFORMER CE VERSION	[*]	19213	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
REFURBISHMENTS	TOTAL UNITS
LINAC HEADS
COMPLETE REBUILD	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MISC LINAC PARTS MAGNETRONS ETC	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE UPGRADES ONLY	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MODULATOR
STEERING COIL UPGRADES	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE UPGRADES ONLY	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MISC MODULATOR PARTS	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
REPAINTING AND SS	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OTHER SUBSYSTEMS
MEDSTONE TABLES MOO	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
XRS GENERATORS REFURB 2 PER SYS	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IFCC	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
COMPUTER AND RACK REFURB TOTALS	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ISO POST REFURBISH TO SHORTER VERSION	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OTHER
EST. SHIPPING FROM MEDITEC	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
UNCRATING IN THE USA & TRANS TO ACCURAY	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CRATING IN THE USA	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SHIPPING TO MEDITEC	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LABOR
ASSEMBLY LABOR	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
INTEGRATION LABOR	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ATP LABOR	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PROJECT MANAGEMENT	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OVERHEAD	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TOTAL SYSTEM SELL PRICE	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
J12 & J13 DISCOUNT	[*]
HIGH ISO-CENTER DISCOUNT	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
NEGOTIATED DISCOUNT	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
NEW SYSTEM SELL PRICE		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
AVERAGE SELL PRICE TO UPGRADE SYSTEMS		[*]

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MEDITEC SYSTEMS
TOTAL SYSTEMS
FANUCS J1, J3-J15
OLD LINAC W/OIL GUN J1-J9
NEW LINACS W/ OIL GUN J10-21
NEW LINACS W/POTTED GUN J22
NON-CE ESCC J1-J21
CE ESCC J22
NON-CE TLSCC J1-J22
ORIGINAL PDU (D-Box) J2-J5
NON-CE PDU J2, J4-J22
41CM CAMERA STANDS J8, J12-J17
ACCURAY SYSTEM NUMBERS	C015	C016	C017	C019	C020	C016	C021	C024	C028	C029	C031	C033	C035
CE PARTS NEEDED/MEDITEC SYSTEM	J10	J11	J12	J13	J14	J15	J16	J17	J18	J19	J20	J21	J22
KUKA ROBOT SUBSYSTEM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PDU CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE VERSION OPERATOR PANEL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SYSTEM RACK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE VERSION TLSCC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE VERSION ESCC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SYSTEM CABLE KIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
3 METER CAMERA STANDS (-X2 detectors)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
XRS KIT CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OPERATOR EPO BOX CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LINAC HEAD CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
GUN BOX CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MAG HTR CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
DOSE BOX CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
REMOTE EPO BOX CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CHILLER CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
J-BOX CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MCC VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
KIT, PHANTOM ANTHRO HEAD 6D	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SGI S/W	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TLS S/W	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TOOLS AND ACCESS (PHANTOM & SEC COLL)	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
KIT SHIPPING	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
KIT CBL/HOSES LINAC CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
COMPLETE 3 M CAMERA STANDS W CAM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
STEPUP TRANSFORMER CE VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
REFURBISHMENTS
LINAC HEADS
COMPLETE REBUILD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MISC LINAC PARTS MAGNETRONS ETC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE UPGRADES ONLY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MODULATOR
STEERING COIL UPGRADES	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CE UPGRADES ONLY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
MISC MODULATOR PARTS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
REPAINTING AND SS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OTHER SUBSYSTEMS
MEDSTONE TABLES MOO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
XRS GENERATORS REFURB 2 PER SYS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
IFCC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
COMPUTER AND RACK REFURB TOTALS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ISO POST REFURBISH TO SHORTER VERSION	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OTHER
EST. SHIPPING FROM MEDITEC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
UNCRATING IN THE USA & TRANS TO ACCURAY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
CRATING IN THE USA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
SHIPPING TO MEDITEC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
LABOR
ASSEMBLY LABOR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
INTEGRATION LABOR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
ATP LABOR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PROJECT MANAGEMENT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
OVERHEAD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
TOTAL SYSTEM SELL PRICE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
J12 & J13 DISCOUNT			[*]	[*]
HIGH ISO-CENTER DISCOUNT	[*]	[*]	[*]	[*]					[*]	[*]
NEGOTIATED DISCOUNT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
NEW SYSTEM SELL PRICE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
AVERAGE SELL PRICE TO UPGRADE SYSTEMS

[*] Certain information on this page has been redacted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

QuickLinks

Meditec Corporation 3-12 KUDAN-MINAMI 2-CHOME CHIYODA-KU, TOKYO 102-0074, JAPAN
MEDITEC SYSTEMS UPGRADE CONFIGURATION COSTS